UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2024

San Juan Basin Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	001-08032	75-6279898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company

3838 Oak Lawn Ave

Suite 1720

Dallas, TX 75219

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (866) 809-4553

PNC BANK, NATIONAL ASSOCIATION

PNC Asset Management Group

2200 Post Oak Blvd., Floor 18

Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	SJT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective February 15, 2024, PNC Bank, National Association (“PNC”) and Argent Trust Company (“Argent”) entered into a Trustee Succession Agreement (the “Succession Agreement”) pursuant to which PNC resigned as trustee of the San Juan Basin Royalty Trust (the “Trust”), and Argent became the successor trustee of the Trust, effective as of such date.

A copy of the Succession Agreement is filed as Exhibit 10(c) to this Current Report on Form 8-K and incorporated herein by reference. The above description of the Succession Agreement is qualified in its entirety by reference to the full text of such agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 15, 2024 immediately prior to the execution of the Succession Agreement, the Trust entered into a First Amendment (the “Amendment”) to the Amended and Restated Royalty Trust Indenture dated December 12, 2007 (the “Indenture”). The Amendment amends Section 6.02 of the Indenture to clarify the meaning of “Trustee” to offer indemnification of former trustees of the Trust. The Amendment also amends Section 6.05 of the Indenture to permit a bank or trust company that meets the capital surplus and undivided profits requirements of at least $15,000,000 to serve as a successor trustee of the Trust. Both amendments to the Indenture set forth in the Amendment were approved by unit holders of the Trust at a special meeting held January 16, 2024.

A copy of the Amendment is filed as Exhibit 4(f) to this Current Report on Form 8-K and incorporated herein by reference. The above description of the Amendment is qualified in its entirety by reference to the full text of such Amendment.

Item 8.01.	Other Events.

On February 15, 2024, the Trust issued a press release confirming that the resignation of PNC as trustee and appointment of Argent as successor trustee were effective as of such date.

A copy of the press release issued by the Trust relating to the foregoing is attached as Exhibit 99.1 and is herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4(f)	First Amendment dated February 15, 2024 to the Amended and Restated Royalty Trust Indenture dated December 12, 2007

10(c)	Trustee Succession Agreement dated effective February 15, 2024 by and among PNC Bank. National Association, individually and as trustee of the San Juan Basin Royalty Trust, and Argent Trust Company, individually and as successor trustee of the San Juan Basin Royalty Trust

99.1	Press Release, dated February 15, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENT TRUST COMPANY, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)

Date: February 15, 2024	By:	/S/ NANCY WILLIS
Nancy Willis
Director of Royalty Trust Services